[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Exhibit 10.9 US-DOCS\145753542.1 EXECUTION VERSION October 13, 2023 AMENDMENT TO STEP-IN AGREEMENT Vertical Horizons, Ltd. as Buyer Bank of Utah not in its individual capacity but solely as security trustee as Security Trustee Airbus S.A.S. as Airbus Pre-Delivery Payment Financing Aircraft Purchase Agreement dated 30 September 2011 Amendment to Step-In Agreement Vertical Horizons I Bank of Utah I Airbus - PDP Financing THIS AMENDMENT AGREEMENT (this “Agreement”) is made as a deed on October 13, 2023 BETWEEN (1) VERTICAL HORIZONS, LTD., a company incorporated pursuant to the laws of the Cayman Islands whose registered address and principal place of business is at the offices of c/o Intertrust SPV (Cayman) Limited, One Nexus Way, Camana Bay, George Town, Grand Cayman, KY1-9005, Cayman Islands (the “Buyer”); (2) BANK OF UTAH, not in its individual capacity but solely as security trustee for the Facility Agent and the Lenders (the “Security Trustee”); and (3) AIRBUS S.A.S., registered in France and having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France (“Airbus”), (each a “Party”, and together, the “Parties”). RECITALS (A) In connection with the pre-delivery payment financing of [***] A320neo aircraft and [***] A321neo aircraft, the Parties entered into an amended and restated step-in agreement dated 11 August 2023 (the “Step-In Agreement”). (B) In connection with an assignment, re-assignment and amendment agreement dated on or about the date hereof and made between Frontier, the Buyer and Airbus, the Parties wish to amend the Step-In Agreement in accordance with the terms and conditions of this Agreement. IT IS AGREED AS FOLLOWS: 1. INTERPRETATION 1.1 In this Agreement (including the recitals), unless the context otherwise requires or unless otherwise defined or provided for in this Agreement, (i) capitalised words and expressions shall have the respective meanings ascribed to them in the Step-In Agreement and (ii) the following terms shall have the meaning set forth below: “Rescheduled Aircraft” means the Aircraft bearing CAC-IDs [***]. 1.2 The provisions of clause 1.2 of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis. 1.3 Each Party hereby agrees that each document executed by it and any document appended to any such document is amended in accordance with this Agreement and that all of those documents shall be construed accordingly. Amendment to Step-In Agreement Vertical Horizons I Bank of Utah I Airbus - PDP Financing 2. Amendment to the Step-In Agreement 2.1 The following definitions in clause 1.1 of the Step-In Agreement shall be amended and restated as follows: “A320neo Airframes means, as the context requires, all or any of the [***] Airbus A320neo aircraft which are the subject of this Agreement and bearing CAC-IDs [***] together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes. A321neo Airframe means as the context requires, all or any of the [***] Airbus A321neo aircraft which is the subject of this Agreement and bearing CAC-IDs [***] together with all Parts incorporated in, installed on or attached to such airframe on its Delivery Date.” 2.2 To the extent relating to the Rescheduled Aircraft, schedule 1 (Pre-Delivery Payments, Scheduled Delivery Months) to the Step-In Agreement shall be amended and restated as set forth in Schedule 1 hereto. 3. Amendment to the form of Replacement Purchase Agreement 3.1 Clause 2.3 (Propulsion System) of Schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as quoted in Schedule 2 hereto 3.2 To the extent relating to the Rescheduled Aircraft, the table in clause 9.1.1 of Schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as quoted in Schedule 3 hereto. 3.3 To the extent relating to the Rescheduled Aircraft, the table in exhibit D of schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as per Schedule 4 hereto. 3.4 The Buyer’s obligation to notify the Security Trustee of the change in the Scheduled Delivery Months of the Rescheduled Aircraft (under clause 4.2(a) of the Step-In Agreement) shall be deemed to be fulfilled upon the date hereof. 4. MISCELLANEOUS 4.1 Each party repeats on the date hereof the representations and warranties made by it under clause 2 (Representations and Warranties) of the Step-In Agreement, provided that any references therein to any other capitalized terms shall be to such terms as amended from time to time. 4.2 This Agreement shall be governed by English law. Clauses 14 (Confidentiality), 17 (Further Assurance), 20 (Counterparts) and 22 (Governing Law and Jurisdiction) of the Step-In Agreement shall apply to this Agreement mutatis mutandis. IN WITNESS whereof each of the Parties has executed this Agreement as a deed the day and year first before written. Amendment to Step-In Agreement Vertical Horizons I Bank of Utah I Airbus - PDP Financing SCHEDULE 1

Amendment to Step-In Agreement Vertical Horizons I Bank of Utah I Airbus - PDP Financing SCHEDULE 2 Amendment to Step-In Agreement Vertical Horizons I Bank of Utah I Airbus - PDP Financing SCHEDULE 3 Amendment to Step-In Agreement Vertical Horizons I Bank of Utah I Airbus - PDP Financing SCHEDULE 4 Amendment to Step-In Agreement Vertical Horizons I Bank of Utah I Airbus - PDP Financing Execution Page – Buyer Amendment to Step-In Agreement Executed as a deed by Vertical Horizons, Ltd. and signed by ) ) ) ) ) ) ) ) /s/ Rachel Fisher its being a person/persons who in accordance with the laws of the Cayman Islands is/are acting under the authority of the company in the presence of: /s/ Daneliz Thomas Name: Daneliz Thomas Address: One Nexus Way, Camana Bay Grand Cayman KY1-9005, Cayman Islands

Amendment to Step-In Agreement Vertical Horizons I Bank of Utah I Airbus - PDP Financing Execution Page - Security Trustee Amendment to Step-In Agreement Executed as a deed by Bank of Utah, not in its individual capacity but solely as Security Trustee and signed by ) ) ) ) ) ) ) ) /s/ Kade Baird Assistant Vice President its being a person/persons who in accordance with the laws of the State of Utah is/are acting under the authority of the company in the presence of: /s/ Shylee Dunne Name: Shylee Dunne Address: 50 South 200 East Suite 110 Salt Lake City, UT 84111 Amendment to Step-In Agreement Vertical Horizons I Bank of Utah I Airbus - PDP Financing Execution Page - Airbus Amendment to Step-In Agreement Executed as a deed by Airbus S.A.S. and signed by ) ) ) ) ) ) ) ) /s/ Benoît de Saint-Exupéry its being a person/persons who in accordance with the laws of the State of Utah is/are acting under the authority of the company in the presence of: Name: Benoît de Saint-Exupéry Address: Executive Vice President, Contracts